Exhibit 23.2
                                  ------------


                                   CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







         We hereby consent to the use in this Registration Statement on Form S-3 of our report dated March 6, 2002 relating to the financial statements of Paradigm Medical Industries, Inc., and to the reference to our Firm under the caption "experts" in the Registration Statement.




                                                     TANNER + CO.










Salt Lake City, Utah
February 7, 2003